EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

Identive Group, Inc. 1900-B Carnegie Avenue Santa Ana, California 92705 Ladies & Gentlemen:

     The undersigned (the “Investor”) hereby confirms its subscription, in accordance with and pursuant to the Terms and Conditions for Purchase of Securities (the “Terms and Conditions”) set forth in Annex I, together with the form of warrant attached as Exhibit A thereto, and the Investor Questionnaire as set forth in Annex II, each of which is attached hereto and incorporated herein by reference, as follows:

1. This Subscription Agreement (the “Agreement”) is entered into by the Investor as of the date set forth below, and will become binding upon the Investor when accepted by Identive Group, Inc., a Delaware corporation (the “Company”).

2. The Investor acknowledges and agrees that the Company has authorized the sale and issuance of up to

US$10,000,000 of shares (the “Shares”) of its common stock, par value US$0.001 per share (the “Common Stock”), and warrants to purchase Common Stock (the “Warrants” and together with the Shares, the “Securities”), in a private placement (the “Offering”) to certain accredited and other investors in the United States and to qualified investors outside the United States in reliance upon available exemptions from the U.S. Securities Act of 1933, as amended (the “Securities Act”). The Offering is subject to a minimum aggregate purchase of US$5,000,000 of Securities. The Company reserves the right, in its sole discretion, to increase or decrease the size of the Offering at any time prior to the Closing. Upon payment of the per share Purchase Price as set forth below, Securities will be issued in units of one Share and one Warrant. Each Warrant will be exercisable for one Share and will have a 5-year term. The exercise price per Warrant will be as set forth in paragraph 3 below and the Warrants will not be exercisable on a cashless basis. All terms and conditions of the Warrant are set forth in the form of the Warrant attached as Exhibit A to the Terms and Conditions.

3. The Investor agrees to purchase from the Company US$
_______________
(such number to be in increments of US$50,000) (the “Subscription Amount”) of Securities, pursuant to the Terms and Conditions. In the event and only then, that the purchase price per Share on the date the Agreement is accepted by the Company (the “Pricing Date”) is greater than US$2.60 per Share, the Investor shall have the right but not the obligation to cancel the subscription. The Investor acknowledges and agrees that the purchase price per Share on the Pricing Date shall be equal to the consolidated closing bid price of the Common Stock as reported on the NASDAQ Global Market on the Pricing Date plus US$0.125 (the “Purchase Price”), and that the exercise price per Warrant share shall be equal to the Purchase Price plus US$0.125. Unless otherwise requested by the Investor, certificates representing the Securities purchased by the Investor will be registered in the Investor’s name and address as set forth below. The Investor acknowledges that such Securities will be subject to restrictions upon transfer; provided, however, that in the event subscriptions from unaffiliated investors exceed an aggregate of US$2,000,000, the Company agrees to register the resale of the Shares and the Shares underlying the Warrants with the U.S. Securities and Exchange Commission on a registration statement on Form S-1 as soon as practicable after the Closing.

4. Proceeds for our Securities will be deposited into a non-interest bearing escrow account maintained by the

Company. Unless a total of US$5,000,000 of proceeds are collected by the Company on Closing, the Offering will terminate and all proceeds will be promptly refunded to investors, without deduction or interest. We may agree in our sole discretion to extend the Offering, but in no case will extend the Offering beyond November 30, 2010. Investors will have no right to a return of their funds during this escrow period.

5. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it is not a Registered Representative at a FINRA member firm and has no direct or indirect affiliation or association with any FINRA member firm as of the date hereof.

Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

     Please confirm that the foregoing correctly sets forth your subscription by signing in the space provided below for that purpose. By executing this Agreement, you acknowledge that the Company may use the information in paragraphs 3 and 5 above and the name and address information below in preparation of the Registration Statement (as defined in Annex I).

SUBSCRIBED TO THIS ___ DAY OF NOVEMBER, 2010

NAME OF PURCHASER:

By:

Name: Title:

Subscription Amount: US$ Tax ID No. (if applicable): Address for Notices:

Telephone No.: Facsimile No.: E-mail Address: Attention:

Name in which Securities Should be Registered (if different from above) and Delivery Instructions: Name: Street:

City/State/Zip:
Attention:
Telephone No.:	Account No.

2

[TO BE COMPLETED BY THE COMPANY ON THE PRICING DATE]

AGREED AND ACCEPTED TO THIS ___ DAY OF NOVEMBER, 2010:

PURCHASE PRICE PER SHARE ON THE PRICING DATE: US$
_______

NUMBER OF SHARES FOR THIS SUBSCRIPTION: (Subscription Amount/Purchase Price)
_____________________________________________________

NUMBER OF WARRANTS:
_____________________________

EXERCISE PRICE PER WARRANT SHARE: US$
__________

IDENTIVE GROUP, INC.

BY:
________________________________________
Name: Melvin Denton-Thompson Title: Chief Financial Officer

3

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

     1. Authorization and Sale of the Securities. Subject to these Terms and Conditions, the Company has authorized the issuance and sale of up to US$10,000,000 of shares (the “Shares”) of its common stock, par value US$0.001 per share (the “Common Stock”), and warrants to purchase Common Stock in the form of Exhibit A attached hereto (the “Warrants” and together with the Shares, the “Securities”), which will be issued in units of one Share and one Warrant. The Company reserves the right, in its sole discretion, to increase or decrease this number at any time prior to the Closing. In no event shall the Company issue Securities to any Investor in the Offering which, when combined with Common Stock or securities convertible into Common Stock currently held by such Investor, would be in excess of 19.99% of the outstanding Common Stock as of the Closing Date (as defined in Section 3), taking into account the effect of the Offering.

2.	Agreement to Sell and Purchase the Securities; Subscription Date.

2.1 At the Closing (as defined in Section 3), the Company will issue and sell to the Investor,

and the Investor will purchase from the Company upon the terms and conditions hereinafter set forth, the number of Securities set forth on the Signature Page of the Subscription Agreement to which these Terms and Conditions are attached at the purchase price set forth thereon as determined by the Company on the Pricing Date (collectively, the “Agreement”).

     2.2 As part of the Offering, the Company may enter into the same form of Subscription Agreement, including these Terms and Conditions, with certain other investors (the “Other Investors”) and complete sales of Securities to them. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Subscription Agreements (including the Terms and Conditions) executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.” Subject to Section 3.1 below, the Company may accept executed Agreements from Investors for the subscription of Securities until such date as the Company may determine in its sole discretion (the “Subscription Date”). Each Investor must complete a Subscription Agreement and an Investor Questionnaire (in the form attached as Annex II to the Subscription Agreement) in order to purchase Securities in the Offering.

     2.3 The Investor acknowledges that the Company intends to pay to one or more financial advisors outside the United States, severally and not jointly (each, a “Financial Advisor”), at Closing (as defined below), subject to certain conditions, an amount in cash, unless otherwise agreed upon, equal to 7% of the gross proceeds received by the Company in the Offering from any new investor introduced to the Company by the respective Financial Advisor who purchases Securities in the Offering. The Financial Advisors are not entitled to reimbursement of their out-of-pocket expenses incurred in connection with the Offering. The Company may also make payments to one or more brokers or agents in the United States in connection with the offer and sale of the Securities to accredited investors in the United States.

     2.4 The Investor acknowledges and agrees that certain officers, directors, and employees of the Company and their respective affiliates may participate in the Offering on the same terms and subject to the same conditions as set forth herein.

3.	Delivery of the Securities at Closing.

3.1 The completion of the purchase and sale of the Securities (the “Closing”) shall occur

(the “Closing Date”) on a date to be determined by the Company, at the offices of the Company’s counsel, provided that the Closing Date shall not be later than November 30, 2010. At the Closing, the Company shall deliver to the Investor one or more certificates representing the number of Securities set forth on the Signature Page of the Subscription Agreement, each such certificate to be registered in the name of the Investor or, if so indicated thereon, in the name of a nominee designated by the Investor. In lieu of a definitive stock certificate or warrant certificate, Investors may receive electronic confirmation statement of their securityholding from the Company’s transfer agent, American Stock Transfer & Trust Company.

     3.2 The obligation of the Company to issue the Securities to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Securities being purchased hereunder as set forth on the Signature Page of the Subscription Agreement; (b) receipt of executed Agreements from Investors purchasing an aggregate investment in the Securities of no less than US$5 million, (c) completion of the purchases and sales under the Agreements with the Other Investors; (d) the acquisition of the Securities by the Investor shall not result in such Investor beneficially owning in excess of 19.99% of the outstanding Common Stock following the Offering; (e) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing; and (f) the absence of any threat of or pending legal action, suit or proceeding which seeks to restrain or prohibit the transactions contemplated by the Agreements.

     3.3 The Investor’s obligation to purchase the Securities shall be subject to the following conditions, any one or more of which may be waived by the Investor: (a) Investors shall have executed Agreements for the purchase of Securities so as to constitute an aggregate investment in the Securities of no less than US$5 million; (b) the Purchase Price shall not be greater than US$2.60 per share; (c) the representations and warranties of the Company set forth herein shall be true and correct as of the Closing Date in all material respects (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date); and (d) the absence of any threat of or pending legal action, suit or proceeding which seeks to restrain or prohibit the transactions contemplated by the Agreements.

     4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Investor, as follows:

     4.1 Organization. The Company is duly organized and validly existing in good standing under the laws of the State of Delaware. Each of the Company and its Subsidiaries (as defined in Rule 405 under the Securities Act) has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the most recent documents filed by the Company during 2010 (the “Exchange Act Documents”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the condition (financial or otherwise), earnings, business or business prospects, properties or operations of the Company and its Subsidiaries, considered as one enterprise (a “Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

     4.2 Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Investors, constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Securities being purchased by the Investor hereunder, upon issuance and payment therefor pursuant to this Agreement, will be duly authorized, validly issued, fully-paid and non-assessable.

     4.3 Non-Contravention. The execution and delivery of the Agreements, the issuance and sale of the Securities under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (a) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound, (ii) the charter, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their respective properties, except in the case of clauses (i) and (iii) for any such conflicts, violations or defaults which are not reasonably likely to have a Material Adverse Effect or (b) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any Subsidiary or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the material property or assets of the Company or any Subsidiary is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution and delivery of the Agreements and the valid issuance and sale of the Securities to be sold pursuant to the Agreements, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal, state or foreign securities laws, or under the rules of The NASDAQ Stock Market or the Frankfurt Stock Exchange.

     4.4 Reporting Status; Disclosure. The Company has filed all documents and reports that the Company was required to file under the Exchange Act during the twelve months preceding the date of this Agreement. The Exchange Act Documents complied in all material respects with the applicable requirements of the SEC, including the rules and regulations promulgated under the Securities Act and the Exchange Act as required and the information contained therein was accurate, true and complete in all material respects. The representations and warranties of the Company contained in this Section 4 as of the date hereof and as of the Closing Date are accurate, true and complete in all material respects.

     4.5 NASDAQ Compliance; Listing of the Shares. (a) The Company’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on The NASDAQ Global Market (“NASDAQ”) and on the Frankfurt Stock Exchange (the “FSE”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from NASDAQ; and (b) the Company shall comply with all requirements of FINRA and NASDAQ with respect to the issuance of the Securities and the listing of the Shares and shares of Common Stock issuable upon exercise of the Warrants on NASDAQ. The Company shall use its best efforts to take such actions as may be necessary after the Closing for the listing of the Shares and shares of Common Stock issuable upon exercise of the Warrants on NASDAQ.

     4.6 No Manipulation of Stock. The Company has not taken and will not take any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

     4.7 Transactions with Affiliates and Employees. Except as set forth in the Exchange Act Documents or as contemplated by the Offering as described in Section 2.4 hereof, none of the officers or directors of the Company is a party to any transaction with the Company (other than for services as officers and directors), since the beginning of the current fiscal year in excess of US$120,000 other than (a) payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred or advances made on behalf of the Company, (c) interests arising solely as a shareholder of the Company or its subsidiaries, and (d) employee benefits, including stock option agreements under any stock option plan of the Company.

     4.8 Private Offering. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with this Offering and sale of the Securities other than the corporate presentation containing certain financial projections which constitute material non-public information (the “Corporate Presentation”). The Company has not in the past nor will it hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Securities as contemplated by this Agreement (i) within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act and Regulation S promulgated thereunder or (ii) within applicable provisions under foreign law that would require the publication of a prospectus, regulatory filing or registration of the Securities or the Offering. However, the Company shall not be restricted from the issuance of (a) equity securities or warrants or other convertible securities issued, sold or otherwise disposed of pursuant to lending/credit arrangements to which the Company or its Subsidiaries are a party, (b) equity securities issued or sold in connection with commercial or strategic partnership arrangements entered into for primarily non-equity financing purposes, (c) equity securities issued on a pro rata basis to all holders of a class of outstanding equity securities of the Company as a result of a stock split or stock dividend, (v) equity securities or options to acquire equity securities issued pursuant to employee stock option, purchase or similar equity-based stock incentive plans in effect as of the date of this Agreement, (d) equity securities sold or otherwise disposed of pursuant to plans adopted in compliance with Rule 10b5-1 under the Exchange Act, and (e) equity securities issued in connection with acquisitions where such equity securities are issued by the Company as consideration to the purchaser in such acquisition.

     4.9 Acknowledgement Regarding Investors’ Purchase of Securities. The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm’s length purchaser with respect to the Agreements and the transactions contemplated thereby. The Company further represents to each Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

5.	Representations, Warranties and Covenants of the Investor.

5.1 The Investor represents and warrants to, and covenants with, the Company that: (a) the

Investor is either (i) an “accredited investor” as defined in Regulation D under the Securities Act or (ii) a non-U.S. person as defined in Regulation S under the Securities Act and a qualified investor under applicable German or Swiss law who is acquiring the Securities in an offshore transaction, and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Securities; (b) the Investor understands that the Securities are “restricted securities” and have not been registered under the Securities Act and is acquiring the number of Securities set forth on the Signature Page of the Subscription Agreement in the ordinary course of its business and for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act (including pursuant to the Registration Statement (as defined in Section 7 below), and has no agreement or understanding, directly or indirectly, with any person to distribute any of the Securities; (c) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, applicable state and foreign securities laws and the respective rules and regulations promulgated thereunder; (d) the Investor has completed or caused to be completed and delivered to the Company the Investor Questionnaire and has answered all questions on the Investor Questionnaire for use in preparation of the Registration Statement and the answers thereto are true, correct and complete in all material respects as of the date hereof and will be true, correct and complete in all material respects as of the Closing Date; (e) the Investor will notify the Company immediately of any change in any of such information until such time as the Investor has sold all of its Securities or until the Company is no longer required to keep the Registration Statement effective; (f) the Investor has, in connection with its decision to purchase the number of Securities set forth on the Signature Page of the Subscription Agreement, relied only upon the Exchange Act Documents and the representations and warranties of the Company contained herein; (g) the Investor has reviewed the Company’s Exchange Act Documents, and specifically has read and understands the “Risk Factors” contained therein and has considered those and other risks in deciding to purchase the Securities; and (h) the Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement. The Investor understands that its acquisition of the Securities has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the representations of the Investor, including the bona fide nature of the Investor’s investment intent, as contained herein. The Investor acknowledges and agrees that a restrictive legend will be included on the Securities in substantially the form as follows:

     THE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHETICATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR IN ACCORDANCE WITH AN EXEMPTION THEREFROM, IF AVAILABLE, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AS EVIDENCED BY AN OPINION OF COUNSEL FOR THE TRANSFEROR REASONABLY SATISFACTORY TO THE COMPANY, PROVIDED THAT NO SUCH OPINION OR ANY CONSENT BY THE COMPANY SHALL BE REQUIRED FOR PLEDGE OF THE SECURITIES PURSUANT TO A BONA FIDE MARGIN OR FINANCING ARRANGEMENT.

     5.2 The Investor acknowledges that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities, in any jurisdiction outside the United States where legal action, including filings or registration, by the Company for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

     5.3 The Investor further represents and warrants to, and covenants with, the Company that (a) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement; and (b) this Agreement, when accepted by the Company, constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

     5.4 The Investor understands that nothing in the Exchange Act Documents, this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

     5.5 The Investor represents to the Company that, at all time during the Offering, the Investor has maintained in confidence all material non-public information relating to the Company received by the Investor from the Company or the Financial Advisors, and covenants that from the date hereof it will maintain in confidence all material non-public information regarding the Offering and the Corporate Presentation received by the Investor from the Company or the Financial Advisors until such information (a) is disclosed by the Company, (b) becomes generally publicly available other than through a violation of this provision by the Investor or its agents, or (c) is required to be disclosed in legal, regulatory or administrative proceedings or similar process; provided, however, that before making any disclosure in reliance on this Section 5.5, the Investor will give the Company at least fifteen (15) days prior written notice (or such shorter period as may be required by law) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its commercially reasonable efforts to ensure that confidential treatment will be accorded any non-public information so furnished.

     5.6 The Investor acknowledges that it has independently evaluated the merits of the transaction contemplated by this Agreement, that it has independently determined to enter into the transaction contemplated hereby, that it is not relying on any advice from or evaluation by any Other Investor, and that it is not acting in concert with any Other Investor in making its purchase of the Securities hereunder. The Investor acknowledges that the Investors have not taken any actions that would deem the Investors to be members of a “group” for purposes of Section 13(d) of the Exchange Act.

     5.7 The Investor hereby confirms its understanding that it may not cover short sales made prior to the effective date of the Registration Statement with Securities registered for resale thereon. The Investor acknowledges that it does not intend to cover short positions made by it before the effective date with Securities held by it and registered on the Registration Statement.

     6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor.

     7. Registration of the Shares and Warrant Shares; Compliance with the Securities Act. Subject to the terms and limitations hereof, in the event that subscriptions from unaffiliated investors in the Offering exceed an aggregate of US$2,000,000, the Company shall file a registration statement on Form S-1 or other appropriate registration document under the Securities Act (the “Registration Statement”) for resale of the Shares and the Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) and those shares held by certain existing shareholders of the Company (together, the “Registrable Securities”) and shall use its reasonable best efforts to maintain the Registration Statement effective for a period of twenty-four (24) months at the Company’s expense (the “Effectiveness Period”). The Company shall file such Registration Statement no later than thirty (30) days after the Closing Date, and shall use reasonable best efforts to cause such Registration Statement to become effective as soon as practicable thereafter.

     8. Removal of Legends. Certificates evidencing the Securities shall not contain any legend (including the legend set forth in Section 5.1 above) (a) while the Registration Statement covering the resale of the Securities is effective under the Securities Act; (b) if such Securities are sold pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company); or (c) if such legend is not otherwise required under applicable requirements of the Securities Act. After the effective date of the Registration Statement or at such earlier time as a legend is no longer required for the Securities, the Company shall, no later than five business days following the delivery by an Investor to the Company or the Company’s transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to effect the re-issuance and/or transfer), take all action as is necessary for a certificate representing such Securities to be delivered to such Investor that is free from all restrictive and other legends. The Company shall cause its counsel to issue a legal opinion to the transfer agent with respect to such matters on the effective date. Any fees incurred by the transfer agent, counsel to the Company or otherwise associated with the issuance of such opinion, the removal of the legend, and the re-issuance of the certificates representing the Securities shall be borne by the Company. The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section 8 with respect to the Securities.

     9. Notices. All notices, requests, consents and other communications hereunder shall be in writing, and shall be deemed given (a) if deposited in the U.S. mail, on the business day actually received, (b) if delivered by overnight courier, on the next business day after delivery to such courier, (c) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed to the Company at the address set forth on the Instruction Sheet and to the Investor at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

     10. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

     11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     12. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     13. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to conflicts of laws. The Investor hereby irrevocably submits to the exclusive jurisdiction of the U.S. federal courts sitting in New York, New York (the “New York Courts”) for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such proceedings has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof under applicable law. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

Each party hereto irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this agreement or the transactions contemplated hereby.

     14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

ANNEX II

IDENTIVE GROUP, INC.

INVESTOR QUESTIONNAIRE

(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To:	Identive Group, Inc.
1900-B Carnegie Avenue
Santa Ana, California 92705
Attention: Melvin Denton-Thompson
Fax: +1-949-250-7372

     This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, $0.001 par value per share, and warrants to purchase shares of common stock (together, the “Securities), of Identive Group, Inc. (“Identive”). The Securities are being offered and sold by Identive without registration under the U.S. Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D and Regulation S promulgated thereunder and in reliance on similar exemptions under applicable state and foreign laws. Identive must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure Identive that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

     This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire you will be authorizing Identive to provide a completed copy of this Questionnaire to such parties as Identive deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A. BACKGROUND INFORMATION

Name:

Business Address:

(Number and Street)

(City)

(Postal Code)

(Country)

Telephone Number: (___) Residence Address:

(Number and Street)

(City)

(Postal Code)

(Country)

Telephone Number: (___)

If an individual:

Age:
____________
Citizenship:
________
Where registered to vote:
________

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:

_____________________________________________________________________________________________

State of formation:		Date of formation __________________________

Social Security or Taxpayer Identification No.

Send all correspondence to (check one):	Residence Address	Business Address
Current ownership of securities of Identive:		shares of common stock, $0.001 value per share (the

“Common Stock”);	options to purchase	shares of Common Stock
B.	STATUS AS ACCREDITED INVESTOR

     The undersigned is an “accredited investor” as such term is defined in Regulation D under the Act, as at the time of the sale of the Securities the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

     ____ (1) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(a)(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

     ____ (2) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

     ____ (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

____ (4) a director, executive officer, or general partner of the issuer of the Securities being sold;

     ____ (5) a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of such person’s purchase of the Securities exceeds $1,000,000, excluding the value of the primary residence of such natural person;1

     ____ (6) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     ____ (7) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

____ (8) an entity in which all of the equity owners are accredited investors (as defined above).

C.	FOR NON-U.S. PERSONS ACQUIRING IN RELIANCE UPON REGULATION S ONLY. PLEASE CHECK ALL BOXES THAT APPLY.

1.	The undersigned has checked the following box as appropriate:

The undersigned is an “accredited investor” (as defined above in Part B).

The undersigned is not an accredited investor.

2.	The undersigned is not a “U.S. person” as defined in Rule 902 of Regulation S under the Act.

Specifically, the undersigned is not:

·	A natural person resident in the United States;

·	A partnership or corporation organized or incorporated under the laws of the United States;

·	An estate of which any executor or administrator is a U.S. person;

·	A trust of which any trustee is a U.S. person;

·	An agency or branch of a foreign entity located in the United States;

·	A non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

·	A discretionary account or similar account (other than an estate or trust) held by a dealer or other

1 As used in this Questionnaire, the term “net worth” means the excess of total assets over total liabilities, excluding the value of the primary residence of the investor. In determining income, the investor should add to the investor’s adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depiction, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

fiduciary organized, incorporated, or (if an individual) resident in the United States; and

· A partnership or corporation if:

· Organized or incorporated under the laws of any foreign jurisdiction; and

· Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

3.	The Securities were not offered to the undersigned in the United States.

4.	The undersigned was physically outside the United States when the agreement to acquire the

Securities was made. No documents relating to the acquisition of the Securities were executed by the undersigned in the United States.

5.	The undersigned acknowledges that the Securities were not offered by means of any general solicitation or advertising.

6.	The undersigned is purchasing the Securities for its own account for investment and not on behalf of or for the benefit of any U.S. person.

7.	The undersigned has not prearranged the sale of the Securities to any buyer in the United States and has no present plan or intention to engage in a distribution of the Securities in the United
States.

8.	The undersigned agrees that, prior to the expiration of a period commencing on the Closing Date and ending six months thereafter (the “Restricted Period”), no offers and sales of the Securities shall be made to U.S. persons or for the account or benefit of U.S. persons except in compliance with U.S. federal and state securities laws.

9.	If the undersigned is a distributor or dealer with respect to the Offering, the undersigned acknowledges and agrees that it is subject to the same restrictions as each other Investor.

10.	The undersigned has not engaged in and is not aware of any other person having engaged in any
“directed selling efforts,” as that term is defined in Rule 902 of Regulation S, in connection with the acquisition of the Securities.

11.	The undersigned will not make any sale, transfer or other disposition of the Securities in violation of the Act, the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or the rules and regulations of the Securities and Exchange Commission (the “Commission”)
promulgated thereunder.

Note: Each equity owner must submit an individual investor questionnaire.

     IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this
_____
day of November 2010, and declares under oath that it is truthful and correct.

Print Name of Investor

By:

Signature

Title:

(required for any purchaser that is a corporation, partnership, trust or other entity)